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                                                                      Exhibit 24

                       WILLIAMS COMMUNICATIONS GROUP, INC.

                                POWER OF ATTORNEY


                  BE IT KNOWN BY THESE PRESENTS that each of the undersigned individuals, in his capacity as a director or officer, or both, as hereinafter set forth below his signature, of WILLIAMS COMMUNICATIONS GROUP, INC. ("WCG"), a Delaware corporation, does hereby constitute and appoint P. DAVID NEWSOME, JR., DONALD J. HELLWEGE, and KATHRYN J. KINDELL, and each of them (with full power to act without the others) his true and lawful attorneys for him and in his name and in his capacity as a director or officer, or both, of WCG, as hereinafter set forth below his signature, to sign post-effective amendments to registration statements on Form S-3 and Form S-8 (the "Registration Statements") for withdrawal from registration any securities as remain unsold under the Registration Statements, and any and all amendments to said registration statements and any and all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned WCG does hereby constitute and appoint P. DAVID NEWSOME, JR., DONALD J. HELLWEGE, and KATHRYN J. KINDELL, and each of them (with full power to act without the others), its true and lawful attorney for it and in its name and on its behalf to sign said post-effective amendments to the Registration Statements and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 14th day of October, 2002.



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    /s/ HOWARD E. JANZEN                        /s/ SCOTT E. SCHUBERT
-------------------------------              -------------------------------
        Howard E. Janzen                            Scott E. Schubert
Chairman of the Board, President,             Executive Vice President and
   and Chief Executive Officer                  Chief Financial Officer
 (Principal Executive Officer)                (Principal Financial Officer)


    /s/ KENNETH KINNEAR                          /s/ JOHN A. CRAIG
------------------------------              --------------------------------
        Kenneth Kinnear                              John A. Craig
 Vice President and Controller                          Director
 (Chief Accounting Officer)


    /s/ JULIUS W. ERVING                        /s/ PETER C. MEINIG
------------------------------              --------------------------------
        Julius W. Erving                            Peter C. Meinig
           Director                                     Director

    /s/ ROBERT W. LAWLESS                       /s/ MORGAN E. O'BRIEN
------------------------------              --------------------------------
        Robert W. Lawless                          Morgan E. O'Brien
           Director                                    Director

   /s/ H. BRIAN THOMPSON
------------------------------
       H. Brian Thompson
           Director


                                     WILLIAMS COMMUNICATIONS GROUP, INC.


                                              By /s/ P. DAVID NEWSOME
                                                 ------------------------------
                                                       P. David Newsome
                                                       General Counsel
                                                       and Secretary

ATTEST:


/s/ KATHRYN J. KINDELL
------------------------------
      Kathryn J. Kindell
     Assistant Secretary